                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549


                                   ----------

                                    FORM 8-K

                                   ----------

                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (date of Earliest Event Reported) - January 14, 2002


                  --------------------------------------------


                              ZIFF DAVIS MEDIA INC.
             (Exact Name of Registrant as Specified in Its Charter)




            DELAWARE                     333-48014              36-4336460
(State or other jurisdiction of    Commission file number    (I.R.S. Employer
 incorporation or organization)                             Identification No.)


                  28 East 28th Street, New York, New York 10016
           (Address of principal executive offices including zip code)

                                 (212) 503-3500
              (Registrant's telephone number, including area code)

ITEM 5. Amendment to Credit Facility

     Ziff Davis Media Inc. ("the Registrant") amended its existing senior secured credit facility on January 15, 2002 (the "Credit Facility"). A copy of the press release announcing the amendment of the Credit Facility and any additional information about the Registrant's debt agreements, financial results and outlook is attached hereto as Exhibit 99.1.

ITEM 8. Change in Fiscal Year

     The amendment to the Credit Facility allows the Registrant to change its year end from March 31 to December 31. On January 15, 2002, the Registrant changed its fiscal year end to December 31. The Registrant will file the required transition report on a Form 10-K covering the nine-month period ending December 31, 2001 in accordance with the Securities and Exchange
Commission filing requirements.








                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                           ZIFF DAVIS MEDIA INC.

                                           By:  /s/ BART W. CATALANE
                                                --------------------
                                                Bart W. Catalane
                                                CHIEF OPERATING OFFICER
                                                AND CHIEF FINANCIAL OFFICER


                                           Date:  January 15, 2002